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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

      Date of report (Date of earliest event reported):  March 15, 2006


                    WESTBOROUGH FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)


       Massachusetts                 000-27997               04-3504121
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)

                  100 E. Main Street, Westborough, MA 01581
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (508) 366-4111

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events.

On March 15, 2006, Westborough Bank (the "Bank"), the wholly-owned subsidiary of Westborough Financial Services, Inc. (the "Registrant"), settled the litigation matter previously disclosed in the Registrant's Current Report on Form 8-K dated July 11, 2005.

The settlement was entered into without admission of fault or liability by the Bank or any other party. The financial aspects of the settlement remain confidential pursuant to the terms of the settlement agreement. See the Registrant's Current Report on Form 8-K dated July 11, 2005 for more information.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTBOROUGH FINANCIAL SERVICES, INC.


                                       By:     /s/ John L. Casagrande
                                               ----------------------------
                                       Name:   John L. Casagrande
                                       Title:  Senior Vice President and
                                               Treasurer

Date: March 29, 2005


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